Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report of United Agri Products, Inc. (the “Company”) on Form 10-Q for the period ended November 27, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, L. Kenneth Cordell, President and Chief Executive Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 11, 2006

By:	/s/ L. Kenneth Cordell
L. Kenneth Cordell
President and Chief Executive Officer Principal Executive Officer